UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

Jernigan Capital, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001‑36892 (Commission File Number)	47‑1978772 (IRS Employer Identification No.)

6410 Poplar Avenue, Suite 650 Memphis, Tennessee (Address of Principal Executive Offices)	38119 (Zip Code)

(901) 567‑9510

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	JCAP	New York Stock Exchange

7.00% Series B cumulative redeemable perpetual preferred stock, $0.01 par value per share	JCAP PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

☒	Emerging growth company.

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.          Entry into a Material Definitive Agreement.

On January 31, 2020, Jernigan Capital Operating Company, LLC (the “Operating Company”), the operating company of Jernigan Capital, Inc. (the “Company”), entered into a First Amendment (the “Amendment”) to the First Amended and Restated Credit Agreement by and among the Operating Company, the Company, KeyBank National Association, as administrative agent, and the other lenders party thereto (the “Credit Agreement”). The Amendment amends the Operating Company’s amended and restated $235 million senior secured revolving credit facility (the “Revolving Credit Facility”) that is provided under the Credit Agreement. Pursuant to the Amendment, the liquidity covenant under the Revolving Credit Facility was amended to provide that the Operating Company and the Company must maintain liquidity of (1) for the period between December 31, 2018 and December 31, 2019, no less than the greater of (a) future funding commitments of the Company and its subsidiaries for the three months after each date of determination and (b) $50 million, (2) on and after January 1, 2020, no less than the greater of (a) future funding commitments of the Company and its subsidiaries for the three months after each date of determination and (b) $25 million, and (3) on and after January 1, 2021, no less than the greater of (a) future funding commitments of the Company and its subsidiaries for the six months after each date of determination and (b) $25 million.

Except as provided in the Amendment, the terms of the Credit Agreement otherwise remain in full force and effect.

The description of the Amendment in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8‑K and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

First Amendment to First Amended and Restated Credit Agreement, dated January 31, 2020, by and among Jernigan Capital Operating Company, LLC, Jernigan Capital, Inc., KeyBank National Association, as administrative agent, and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERNIGAN CAPITAL, INC.

Dated: February 5, 2020	By:	/s/ John A. Good
John A. Good
Chief Executive Officer